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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2002, relating to the consolidated financial statements and financial statement schedule of Cascade Corporation which appears in Cascade Corporation's Annual Report on Form 10-K for the year ended January 31, 2002.

/s/ PricewaterhouseCoopers LLP
Portland, Oregon
March 4, 2003

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Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS